UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 13, 2013

Commission File Number	Registrant, State of Incorporation; Address; Telephone Number	I.R.S. Employer Identification Number

001-14759	DRIVETIME AUTOMOTIVE GROUP, INC. (A Delaware Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0721358

333-169730	DT ACCEPTANCE CORPORATION (An Arizona Corporation) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	82-0587346

333-169730-05	DT CREDIT COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0677984

333-169730-06	DRIVETIME CAR SALES COMPANY, LLC (An Arizona Limited Liability Company) 4020 East Indian School Road, Phoenix, Arizona 85018 (602) 852-6600	86-0683232

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Amendment to Wells Fargo Warehouse

On March 15, 2013, DriveTime Automotive Group, Inc. (“DTAG”) and DT Acceptance Corporation (“DTAC”), through DTAC’s wholly-owned subsidiaries, DT Warehouse V, LLC (“DT Warehouse V”), and DT Credit Company, LLC (“DTCC”), entered into Amendment No. 2 to the Loan and Security Agreement (the “WF Amendment”), amending the Loan and Security Agreement, dated December 23, 2011, by and among DT Warehouse V, as Borrower, DTCC, as Servicer, Wells Fargo Bank, National Association, as lender, Wells Fargo Securities, LLC, as administrative agent and Wells Fargo Bank, National Association, as collateral custodian (the “WF Loan and Security Agreement”).

The WF Amendment amends the WF Loan and Security Agreement to permit contracts that are originated by GFC Lending LLC dba GO Financial, a wholly-owned subsidiary of DTAC (“GO”) to be pledged as collateral. GO acquires subprime auto loans from third-party automobile dealerships.

The foregoing description of the WF Amendment and the WF Loan and Security Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the WF Amendment, which will be filed as an exhibit to DTAC’s next Quarterly Report on Form 10-Q and is incorporated herein by reference and the WF Loan and Security Agreement, which is filed as Exhibit 10.17 to Annual Report on Form 10-K for the period ended December 31, 2011 and is incorporated herein by reference.

Amendment to RBS Warehouse

On March 13, 2013, DTAG and DTAC, through DTAC’s wholly-owned subsidiaries, DT Warehouse IV, LLC (“DT Warehouse IV”), and DTCC, entered into Amendment No. 5 to the Loan and Servicing Agreement (the “RBS Amendment”), amending the Loan and Servicing Agreement, dated July 23, 2010, by and among DT Warehouse IV, as Borrower, DTCC, as Servicer, Wells Fargo Bank, National Association, as Backup Servicer, Paying Agent and Securities Intermediary, the Commercial Paper Conduits from time to time party thereto, the Financial Institutions from time to time party thereto, and The Royal Bank of Scotland plc, as Program Agent for the Conduit Lenders and Committed Lenders (the “RBS Loan and Servicing Agreement”).

The RBS Amendment extends the termination date of the RBS Loan and Servicing Agreement until March 26, 2013.

The foregoing description of the RBS Amendment and the RBS Loan and Servicing Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the RBS Amendment, which will be filed as an exhibit to DTAC’s next Quarterly Report on Form 10-Q and the RBS Loan and Servicing Agreement, which is filed as Exhibit 10.11 to Amendment No. 7 to the Form S-4 Registration Statement filed on April 27, 2011 and is incorporated herein by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 19, 2013	DRIVETIME AUTOMOTIVE GROUP, INC.

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: March 19, 2013	DT ACCEPTANCE CORPORATION

	By:	/s/ Mark G. Sauder
Mark G. Sauder
Chief Financial Officer

Date: March 19, 2013	DT CREDIT COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager

Date: March 19, 2013	DRIVETIME CAR SALES COMPANY, LLC

	By:	/s/ Raymond Fidel
Raymond Fidel
President and Manager